UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 9, 2020

                        PURE HARVEST CANNABIS GROUP, INC.
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                (Name of registrant as specified in its charter)

      Colorado                   333-212055                  71-0952431
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      State of            Commission File Number            IRS Employer
     Incorporation                                       Identification No.


                         7400 E. Crestline Circle, #130
                           Greenwood Village, CO 80111
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                     Address of principal executive offices

                                 (800) 560-5148
                          ----------------------------
                      Telephone number, including area code

                 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

       Title of each         Trading                 Name of each exchange
           class             Symbol(s)                 on which registered
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           None                N/A                         N/A
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Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

      Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]


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Item 5.03  Amendment to Articles of  Incorporation  or Bylaws,  Change in Fiscal
           Year.

     On June 9, 2020, the Company's directors and shareholders owning a majority of the Company's outstanding shares of common stock amended the Company's Articles of Incorporation changing the name of the Company to Pure Harvest Corporate Group, Inc.

     The name change will become effective in the over-the-counter market following notification by FINRA. The Company's trading symbol will not change at this time.


















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 25, 2020               PURE HARVEST CANNABIS GROUP, INC.


                                       By: /s/ Matthew Gregarek
                                          ----------------------------------
                                          Matthew Gregarek
                                          Chief Executive Officer






















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